Exhibit 99.1

Monthly Volume Summary: March 2010 (unaudited & subject to change) (dollars in millions)

TABLE 1 - TOTAL MORTGAGE PORTFOLIO [1,2]									March 2010 Highlights:

Purchases and Issuances	Sales and Other Activity [3,4]	Liquidations	Net Increase/ (Decrease)	Ending Balance [4]	Annualized Growth Rate [4]	Annualized Liquidation Rate	> The total mortgage portfolio decreased at an annualized rate of 9.1% in March. See endnote 4 for more information.
>  Refinance-loan purchase and guarantee volume was $23.1 billion in March, up from $22.6 billion in February.
>  The aggregate unpaid principal balance (UPB) of our mortgage-related investments portfolio was
     $753.3 billion at March 31, 2010, up from $732.2 billion at February 28, 2010.
>  Growth in the mortgage-related investments portfolio largely relates to purchases of loans from PCs held by third parties.
>  The net amount of mortgage-related investments portfolio mortgage purchase (sale) agreements entered into during the month of March totaled $(4,862) million, down from the $(1,997) million entered into during the month of February.
>  Total guaranteed PCs and Structured Securities issued decreased at an annualized rate of 41.8% in March.
>  Effective for the March 2010 MVS, we elected to retroactively change the presentation of the delinquency rates presented in Table 6. We now report single-family delinquency rates to include
     Structured Transactions. Previously, we reported single-family delinquency rates excluding Structured
     Transactions supplemented with additional delinquency data in the Endnotes. In addition, we now report multifamily delinquency data to include Structured Transactions and based on UPB when they are 60 days or more delinquent. Previously, we reported multifamily delinquency rates based on carrying value, excluding Structured Transactions, when they were 90 days or more delinquent.
>  Our single-family delinquency rate fell to 4.13% in March, down 7 basis points from February.
     Our multifamily delinquency rate was 0.24% in March.
>  The measure of our exposure to changes in portfolio market value (PMVS-L) averaged $513 million in
     March. Duration gap averaged 0 months. See endnote (16) for further information.
>  On February 10, 2010, we announced we will purchase substantially all of the single-family mortgage loans that are 120 days or more delinquent from our PCs. See endnote 4 and 5 for further information.
>  On September 6, 2008, the Director of the Federal Housing Finance Agency (FHFA) appointed FHFA as
									Conservator of Freddie Mac.

Mar 2009	$86,085	($4)	($47,428)	$38,653	$2,246,503	21.0%	25.8%
Apr	58,090	(20,222)	(53,079)	(15,211)	2,231,292	(8.1%)	28.4%
May	50,223	(5,334)	(47,890)	(3,001)	2,228,291	(1.6%)	25.8%
Jun	63,150	(1,065)	(49,893)	12,192	2,240,483	6.6%	26.9%
Jul	44,052	—	(50,206)	(6,154)	2,234,329	(3.3%)	26.9%
Aug	47,886	—	(40,948)	6,938	2,241,267	3.7%	22.0%
Sep	32,926	(250)	(31,241)	1,435	2,242,702	0.8%	16.7%
Oct	32,181	(2,125)	(28,838)	1,218	2,243,920	0.7%	15.4%
Nov	27,975	—	(32,087)	(4,112)	2,239,808	(2.2%)	17.2%
Dec	44,039	(15)	(33,293)	10,731	2,250,539	5.7%	17.8%

Full-Year 2009	548,368	(35,099)	(470,206)	43,063	2,250,539	2.0%	21.3%

Jan 2010	36,583	—	(39,729)	(3,146)	2,247,393	(1.7%)	21.2%
Feb	29,215	(1,110)	(32,918)	(4,813)	2,242,580	(2.6%)	17.6%
Mar	31,044	(18,890)	(29,080)	(16,926)	2,225,654	(9.1%)	15.6%

YTD 2010	$96,842	($20,000)	($101,727)	($24,885)	$2,225,654	(4.4%)	18.1%

TABLE 2 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO [1]										TABLE 3 - MORTGAGE-RELATED INVESTMENTS PORTFOLIO COMPONENTS [1]

							Mortgage	Mortgage	Net Purchase		PCs and	Non-Freddie Mac Mortgage-
		Sales, net of		Ending	Annualized	Annualized	Purchase	Sale	(Sale)		Structured	Related Securities		Mortgage	Ending

	Purchases [5,6]	Other Activity	Liquidations	Balance	Growth Rate	Liquidation Rate	Agreements [7]	Agreements [8]	Agreements [9]		Securities	Agency	Non-Agency	Loans	Balance

Mar 2009	$66,574	($6,797)	($14,709)	$867,104	65.8%	21.5%	$80,250	($64,405)	$15,845	Mar 2009	$455,421	$92,638	$192,099	$126,946	$867,104
Apr	20,982	(42,274)	(15,522)	830,290	(50.9%)	21.5%	48,057	(47,101)	956	Apr	435,590	77,563	189,905	127,232	830,290
May	14,724	(7,207)	(14,376)	823,431	(9.9%)	20.8%	46,382	(41,064)	5,318	May	431,156	72,355	188,050	131,870	823,431
Jun	26,418	(5,376)	(14,636)	829,837	9.3%	21.3%	63,240	(53,327)	9,913	Jun	440,478	72,889	186,195	130,275	829,837
Jul	18,006	(33,343)	(15,444)	799,056	(44.5%)	22.3%	35,786	(24,773)	11,013	Jul	412,650	71,145	184,322	130,939	799,056
Aug	9,488	(15,945)	(13,190)	779,409	(29.5%)	19.8%	32,529	(20,401)	12,128	Aug	396,217	69,505	182,489	131,198	779,409
Sep	18,844	(3,289)	(10,793)	784,171	7.3%	16.6%	15,178	(10,552)	4,626	Sep	403,490	68,050	180,752	131,879	784,171
Oct	9,188	(12,908)	(10,399)	770,052	(21.6%)	15.9%	9,106	(7,444)	1,662	Oct	389,928	69,056	179,065	132,003	770,052
Nov	3,489	(979)	(10,810)	761,752	(12.9%)	16.8%	8,466	(8,088)	378	Nov	382,751	67,497	177,334	134,170	761,752
Dec	5,954	(1,429)	(11,005)	755,272	(10.2%)	17.3%	9,273	(6,655)	2,618	Dec	374,615	66,171	175,670	138,816	755,272

Full-Year 2009	255,343	(154,242)	(150,591)	755,272	(6.1%)	18.7%	428,089	(342,617)	85,472	Full-Year 2009	374,615	66,171	175,670	138,816	755,272

Jan 2010	2,113	(1,737)	(11,940)	743,708	(18.4%)	19.0%	5,651	(5,413)	238	Jan 2010	366,920	64,444	173,984	138,360	743,708
Feb	466	(1,347)	(10,578)	732,249	(18.5%)	17.1%	5,049	(7,046)	(1,997)	Feb	360,872	63,032	172,749	135,596	732,249
Mar	39,291	(5,688)	(12,531)	753,321	34.5%	20.5%	6,231	(11,093)	(4,862)	Mar	333,641	61,643	171,383	186,654	753,321

YTD 2010	$41,870	($8,772)	($35,049)	$753,321	(1.0%)	18.6%	$16,931	($23,552)	($6,621)	YTD 2010	$333,641	$61,643	$171,383	$186,654	$753,321

Please see Endnotes on page 5.
1 of 5

TABLE 4 - TOTAL GUARANTEED PCs AND STRUCTURED SECURITIES ISSUED [1,10]							TABLE 5 - DEBT ACTIVITIES [13]

								Original Maturity < 1 Year	Original Maturity > 1 Year

	Issuances	Liquidations [4,11]	Net Increase/ (Decrease)	Ending Balance [12]	Annualized Growth Rate	Annualized Liquidation Rate		Ending Balance	Issuances	Maturities and Redemptions	Repurchases	Foreign Exchange Translation	Ending Balance	Total Debt Outstanding

Mar 2009	$57,684	($44,935)	$12,749	$1,834,820	8.4%	29.6%	Mar 2009	$350,269	$67,042	($25,637)	$0	$536	$582,139	$932,408
Apr	51,068	(49,296)	1,772	1,836,592	1.2%	32.2%	Apr	295,797	44,033	(22,421)	—	(24)	603,727	899,524
May	43,733	(44,309)	(576)	1,836,016	(0.4%)	29.0%	May	277,038	39,435	(27,655)	—	840	616,347	893,385
Jun	61,137	(46,029)	15,108	1,851,124	9.9%	30.1%	Jun	262,792	21,797	(21,020)	(22,484)	(161)	594,479	857,271
Jul	42,954	(46,155)	(3,201)	1,847,923	(2.1%)	29.9%	Jul	258,647	13,129	(18,145)	(3,875)	66	585,654	844,301
Aug	47,458	(37,306)	10,152	1,858,075	6.6%	24.2%	Aug	253,813	23,353	(6,588)	(2,026)	68	600,461	854,274
Sep	31,839	(27,893)	3,946	1,862,021	2.5%	18.0%	Sep	241,527	12,570	(25,730)	(2,776)	105	584,630	826,157
Oct	27,469	(25,694)	1,775	1,863,796	1.1%	16.6%	Oct	235,875	14,650	(18,005)	(3,109)	54	578,220	814,095
Nov	25,984	(28,973)	(2,989)	1,860,807	(1.9%)	18.7%	Nov	231,082	19,774	(19,709)	(250)	102	578,137	809,219
Dec	39,994	(30,919)	9,075	1,869,882	5.9%	19.9%	Dec	238,293	20,486	(21,429)	(10,152)	(262)	566,780	805,073

Full-Year 2009	475,412	(432,768)	42,644	1,869,882	2.3%	23.7%	Full-Year 2009	238,293	348,679	(276,774)	(44,708)	209	566,780	805,073

Jan 2010	36,163	(35,440)	723	1,870,605	0.5%	22.7%	Jan 2010	234,639	28,021	(11,158)	(500)	(177)	582,966	817,605
Feb	29,522	(28,924)	598	1,871,203	0.4%	18.6%	Feb	241,312	32,615	(30,664)	(70)	(98)	584,749	826,061
Mar	31,011	(96,240)	(65,229)	1,805,974	(41.8%)	61.7%	Mar	238,249	40,827	(32,357)	—	(45)	593,174	831,423

YTD 2010	$96,696	($160,604)	($63,908)	$1,805,974	(13.7%)	34.4%	YTD 2010	$238,249	$101,463	($74,179)	($570)	($320)	$593,174	$831,423

TABLE 6 - DELINQUENCIES - TOTAL [14]					TABLE 7 - OTHER INVESTMENTS		TABLE 8 - INTEREST-RATE RISK SENSITIVITY DISCLOSURES [16]

	Single-Family			Multifamily				Portfolio Market Value- Level (PMVS-L) (50bp) (dollars in millions)		Portfolio Market Value- Yield Curve (PMVS-YC) (25bp) (dollars in millions)		Duration Gap (Rounded to Nearest Month)

	Non-Credit Enhanced	Credit Enhanced	Total	Total		Ending Balance [15]		Monthly Average	Quarterly Average	Monthly Average	Quarterly Average	Monthly Average	Quarterly Average

Mar 2009	1.75%	5.37%	2.41%	0.12%	Mar 2009	$99,414	Mar 2009	$429	$328	$121	$87	1	1
Apr	1.88%	5.60%	2.56%	0.12%	Apr	110,947	Apr	493	—	130	—	0	—
May	2.02%	5.95%	2.73%	0.15%	May	114,498	May	570	—	101	—	0	—
Jun	2.15%	6.33%	2.89%	0.15%	Jun	73,345	Jun	577	547	40	90	0	0
Jul	2.28%	6.68%	3.06%	0.11%	Jul	90,749	Jul	556	—	89	—	0	—
Aug	2.43%	7.08%	3.24%	0.12%	Aug	117,724	Aug	549	—	105	—	0	—
Sep	2.58%	7.47%	3.43%	0.15%	Sep	83,696	Sep	566	557	91	95	0	0
Oct	2.75%	7.93%	3.65%	0.17%	Oct	86,138	Oct	472	—	19	—	0	—
Nov	2.90%	8.35%	3.83%	0.19%	Nov	84,821	Nov	452	—	21	—	0	—
Dec	3.02%	8.68%	3.98%	0.19%	Dec	90,954	Dec	469	465	28	23	0	0

					Full-Year 2009	90,954	Full-Year 2009	476	—	74	—	0	—

Jan 2010	3.15%	9.05%	4.15%	0.21%	Jan 2010	111,444	Jan 2010	435	—	18	—	0	—
Feb	3.20%	9.12%	4.20%	0.25%	Feb	129,127	Feb	474	—	15	—	0	—
Mar	3.18%	8.87%	4.13%	0.24%	Mar	105,262	Mar	513	476	22	19	0	0

					YTD 2010	$105,262	YTD 2010	$476	—	$19	—	0	—

Please see Endnotes on page 5.
2 of 5

TABLE 9 - 90 to 119-DAY DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (17)

	As of March 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(18)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$6	0.01%	25	$48	0.02%	197	$33	0.04%	156	$13	0.13%	59	$5	0.26%	22	$0	0.00%	0	$0	0.00%	0	$105	0.03%	459
2008	0	0.03%	2	12	0.10%	41	198	0.33%	758	387	0.55%	1,602	304	0.80%	1,426	107	1.14%	551	34	1.54%	193	1,042	0.56%	4,573
2007	0	0.00%	0	7	0.47%	26	133	0.71%	543	571	0.82%	2,531	874	1.13%	4,461	369	1.58%	2,219	73	2.28%	520	2,027	1.09%	10,300
2006	0	0.00%	0	2	0.26%	9	63	0.61%	273	355	0.79%	1,585	650	0.94%	3,319	210	1.19%	1,269	23	1.34%	160	1,303	0.92%	6,615
2005	0	0.00%	0	38	0.29%	173	354	0.50%	1,757	420	0.66%	2,320	159	0.95%	987	22	1.39%	151	2	1.04%	12	995	0.61%	5,400
2004 and Prior	1	0.25%	7	29	0.16%	158	239	0.24%	1,484	386	0.35%	2,683	175	0.43%	1,464	93	0.43%	971	75	0.50%	1,082	998	0.35%	7,849
15 year maturity—
Loan origination year:
2009	3	0.01%	15	2	0.01%	12	0	0.03%	2	0	0.19%	1	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	5	0.01%	30
2008	0	0.03%	1	8	0.11%	46	12	0.15%	80	5	0.20%	44	2	0.35%	24	0	0.24%	1	0	0.00%	0	27	0.15%	196
2007	0	0.49%	1	2	0.15%	8	7	0.20%	46	14	0.30%	102	9	0.45%	80	1	0.80%	14	0	0.62%	1	33	0.31%	252
2006	0	0.00%	0	1	0.21%	5	6	0.28%	38	13	0.26%	99	12	0.39%	103	1	0.39%	11	0	0.00%	0	33	0.31%	256
2005	1	0.12%	11	9	0.15%	69	19	0.21%	183	9	0.25%	83	2	0.59%	16	0	0.69%	1	0	0.00%	0	40	0.20%	363
2004 and Prior	13	0.06%	134	46	0.08%	515	46	0.11%	589	17	0.13%	245	9	0.14%	198	4	0.17%	104	2	0.23%	87	137	0.10%	1,872
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	1	0.30%	2	13	1.06%	40	15	1.63%	53	3	1.54%	11	0	2.38%	1	32	1.26%	107
2007	0	0.00%	0	0	0.00%	0	4	0.97%	14	93	1.72%	314	207	1.85%	741	50	2.26%	192	7	4.46%	31	361	1.87%	1,292
2006	N/A	N/A	N/A	0	4.55%	1	1	0.98%	3	22	1.74%	77	45	1.75%	173	13	2.11%	58	2	3.36%	12	83	1.83%	324
2005	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	7	1.43%	28	9	1.71%	38	1	1.52%	4	0	6.90%	2	17	1.50%	72
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	1	3.13%	4	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	1	2.08%	4

Combined	$24	0.03%	196	$204	0.06%	1,260	$1,116	0.24%	5,928	$2,326	0.51%	11,817	$2,477	0.81%	13,105	$874	0.91%	5,557	$218	0.69%	2,101	$7,239	0.39%	39,964

Adjustable-rate (ARM)(21)
Fully amortizing—
Loan origination year:
2009	$0	0.06%	1	$0	0.00%	0	$0	0.00%	0	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.04%	1
2008	0	0.00%	0	7	0.54%	24	14	0.59%	48	2	0.37%	9	$0	2.35%	2	$0	0.00%	0	$0	0.00%	0	23	0.55%	83
2007	0	0.00%	0	0	0.54%	1	2	0.92%	8	17	1.53%	77	28	2.01%	128	7	3.45%	33	1	2.41%	4	55	1.86%	251
2006	0	1.01%	1	0	0.00%	0	4	1.14%	19	37	1.12%	167	31	1.33%	139	11	2.47%	55	1	2.94%	7	84	1.31%	388
2005	4	0.93%	17	13	0.53%	66	35	0.57%	172	20	1.27%	99	5	3.67%	28	0	0.00%	0	0	0.00%	0	77	0.72%	382
2004 and Prior	3	0.40%	19	13	0.32%	83	10	0.28%	53	1	0.25%	8	0	0.50%	7	0	0.33%	2	0	0.00%	0	27	0.31%	172
Initial Interest:
Loan origination year:
2009	0	0.00%	0	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	0	0.00%	0	9	0.60%	26	52	0.89%	172	19	0.77%	59	0	2.50%	2	0	0.00%	0	0	0.00%	0	80	0.83%	259
2007	1	5.66%	6	2	2.49%	10	20	2.53%	75	263	2.09%	911	244	2.49%	879	19	3.55%	69	5	5.47%	21	554	2.33%	1,971
2006	3	2.23%	9	1	1.67%	5	21	1.90%	72	171	1.77%	607	291	2.28%	1,097	74	3.74%	315	13	4.47%	66	574	2.25%	2,171
2005	9	1.15%	37	27	1.18%	107	89	1.24%	358	65	1.83%	274	22	2.93%	107	2	6.29%	11	1	2.17%	3	215	1.49%	897
2004 and Prior	3	1.10%	13	0	0.60%	2	2	1.32%	8	0	0.49%	1	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	5	1.02%	24

Combined	$23	0.74%	103	$72	0.54%	324	$249	0.85%	985	$595	1.65%	2,212	$621	2.25%	2,389	$113	3.37%	485	$21	3.65%	101	$1,694	1.48%	6,599

Please see Endnotes on page 5.
3 of 5

TABLE 10 - 120-DAY OR MORE DELINQUENCY - LOANS IN PC POOLS, BY LOAN ORIGINATION YEAR (17)

	As of March 31, 2010 (Unpaid Principal Balances, or UPB, in millions)
	4.0% PC Coupon-Delinquency(18)			4.5% PC Coupon-Delinquency			5.0% PC Coupon-Delinquency			5.5% PC Coupon-Delinquency			6.0% PC Coupon-Delinquency			6.5% PC Coupon-Delinquency			7.0% PC Coupon and over-Delinquency			Total
	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans	UPB(19)	Percent(20)	# of Loans

Fixed-rate
30 year maturity—
Loan origination year:
2009	$4	0.01%	16	$33	0.01%	138	$23	0.02%	100	$5	0.06%	26	$2	0.13%	11	$0	0.00%	0	$0	0.00%	0	$67	0.02%	291
2008	0	0.03%	2	11	0.09%	38	129	0.22%	498	252	0.36%	1,047	190	0.51%	905	70	0.76%	370	26	1.13%	142	678	0.37%	3,002
2007	0	0.00%	0	3	0.27%	15	71	0.38%	286	375	0.54%	1,653	571	0.74%	2,928	251	1.06%	1,493	51	1.60%	365	1,322	0.71%	6,740
2006	0	1.10%	1	2	0.20%	7	45	0.43%	190	236	0.53%	1,069	412	0.61%	2,138	141	0.81%	864	17	0.98%	117	853	0.61%	4,386
2005	1	0.60%	4	26	0.20%	115	232	0.33%	1,160	280	0.44%	1,542	102	0.58%	602	11	0.77%	84	1	0.96%	11	653	0.40%	3,518
2004 and Prior	0	0.04%	1	16	0.10%	95	159	0.15%	944	243	0.22%	1,638	98	0.25%	846	54	0.25%	564	38	0.25%	542	608	0.20%	4,630
15 year maturity—
Loan origination year:
2009	0	0.00%	3	1	0.01%	7	0	0.01%	1	0	0.00%	0	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	1	0.00%	11
2008	0	0.00%	0	4	0.06%	24	8	0.09%	47	4	0.12%	26	2	0.23%	16	0	0.71%	3	0	0.00%	0	18	0.09%	116
2007	0	0.00%	0	1	0.10%	5	4	0.12%	27	10	0.19%	65	5	0.25%	44	1	0.23%	4	0	1.24%	2	21	0.18%	147
2006	0	0.00%	0	0	0.08%	2	3	0.18%	24	9	0.17%	67	8	0.26%	68	0	0.21%	6	0	0.00%	0	20	0.20%	167
2005	1	0.05%	5	4	0.08%	35	10	0.11%	94	7	0.21%	68	1	0.44%	12	0	0.00%	0	0	0.00%	0	23	0.12%	214
2004 and Prior	9	0.04%	82	28	0.05%	293	28	0.06%	339	10	0.08%	150	6	0.08%	109	2	0.09%	51	2	0.15%	56	85	0.06%	1,080
Initial Interest—
Loan origination year:
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.00%	0
2008	N/A	N/A	N/A	0	0.00%	0	0	0.15%	1	7	0.63%	24	12	1.32%	43	3	1.54%	11	1	7.14%	3	23	0.96%	82
2007	0	0.00%	0	0	0.00%	0	4	1.04%	15	52	1.01%	185	156	1.47%	591	41	1.92%	163	4	2.88%	20	257	1.41%	974
2006	N/A	N/A	N/A	0	0.00%	0	0	0.33%	1	14	1.11%	49	33	1.37%	135	11	1.86%	51	3	4.20%	15	61	1.41%	251
2005	N/A	N/A	N/A	0	0.00%	0	1	0.92%	3	4	0.97%	19	7	1.58%	35	1	1.14%	3	0	3.45%	1	13	1.27%	61
2004 and Prior	N/A	N/A	N/A	0	0.00%	0	0	0.00%	0	0	1.56%	2	0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	0	1.04%	2

Combined	$15	0.02%	114	$129	0.04%	774	$717	0.15%	3,730	$1,508	0.33%	7,630	$1,605	0.52%	8,483	$586	0.60%	3,667	$143	0.42%	1,274	$4,703	0.25%	25,672

Adjustable-rate (ARM)(21)
Fully amortizing—
Loan origination year:
2009	$0	0.00%	0	$0	0.11%	1	$0	2.00%	1	$0	0.00%	0	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	$0	0.08%	2
2008	0	0.00%	0	5	0.40%	18	8	0.38%	31	4	0.66%	16	0	0.00%	0	0	0.00%	0	0	0.00%	0	17	0.43%	65
2007	0	0.00%	0	0	0.54%	1	1	0.80%	7	11	0.97%	49	25	1.79%	114	5	2.51%	24	1	1.81%	3	43	1.45%	198
2006	1	2.02%	2	0	0.00%	0	1	0.24%	4	30	0.94%	141	24	1.06%	111	8	2.11%	47	1	2.52%	6	65	1.04%	311
2005	1	0.22%	4	11	0.46%	57	30	0.50%	150	12	0.69%	54	3	1.97%	15	0	0.00%	0	0	0.00%	0	57	0.53%	280
2004 and Prior	2	0.38%	18	11	0.26%	67	7	0.22%	43	0	0.16%	5	0	0.29%	4	0	0.00%	0	0	0.28%	1	20	0.25%	138
Initial Interest:
Loan origination year:
2009	0	0.00%	0	0	0.00%	0	0	0.56%	1	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0.07%	1
2008	0	0.00%	0	6	0.46%	20	37	0.62%	119	14	0.65%	50	0	1.25%	1	0	0.00%	0	0	0.00%	0	57	0.61%	190
2007	0	0.00%	0	2	1.74%	7	10	1.35%	40	193	1.54%	674	197	2.01%	709	11	2.63%	51	5	4.95%	19	418	1.77%	1,500
2006	2	1.73%	7	1	1.00%	3	13	1.21%	46	115	1.24%	424	199	1.55%	747	60	3.02%	254	10	3.32%	49	400	1.58%	1,530
2005	6	0.84%	27	18	0.80%	73	69	0.98%	282	49	1.34%	200	17	2.05%	75	1	2.86%	5	1	3.62%	5	161	1.11%	667
2004 and Prior	2	0.59%	7	0	0.60%	2	0	0.16%	1	0	0.00%	0	0	0.00%	0	0	42.86%	3	N/A	N/A	N/A	2	0.55%	13

Combined	$14	0.47%	65	$54	0.42%	249	$176	0.63%	725	$428	1.20%	1,613	$465	1.67%	1,776	$85	2.67%	384	$18	3.00%	83	$1,240	1.10%	4,895

Please see Endnotes on page 5.
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ENDNOTES

(1)	The activity and balances set forth in these tables represent unpaid principal balances, and exclude mortgage loans and mortgage-related securities traded, but not yet settled. For PCs and Structured Securities, the balance reflects reported security balances and not the unpaid principal of the underlying mortgage loans. The mortgage-related investments portfolio amounts set forth in this report exclude premiums, discounts, deferred fees, impairments of unpaid principal balances and other basis adjustments, the allowance for loan losses on mortgage loans held-for-investment, and unrealized gains or losses on mortgage-related securities. Effective January 1, 2010, we adopted amendments to the accounting standards for transfers of financial assets and consolidation of VIEs. However, we continue to present information in this monthly volume summary on the same basis as prior to January 1, 2010.
(2)	Total mortgage portfolio (Table 1) is defined as total guaranteed PCs and Structured Securities issued (Table 4) plus the sum of mortgage loans (Table 3) and non-Freddie Mac mortgage-related securities (agency and non-agency) (Table 3).
(3)	Includes sales of non-Freddie Mac mortgage-related securities and multifamily mortgage loans from our mortgage-related investments portfolio.
(4)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs, which totaled approximately $73 billion. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010, and the corresponding principal payments were passed through to fixed-rate and ARM PC holders on March 15 (45-day remittance cycle) and on April 15, 2010 (75-day remittance cycle), respectively. Our total guaranteed PCs and Structured Securities issued (Table 4) include liquidations of approximately $73 billion in March, consistent with the PC factor report published on March 4, 2010. March liquidations of our total mortgage portfolio (Table 1) do not include these liquidations since the activity represents mortgage loans purchased from PCs. For approximately $18 billion of March mortgage loan purchases related to the 75-day remittance cycle (where timing differences result in a reduction of the PC balance without a corresponding increase in the mortgage loan balance) the amounts have been included in sales and other activity in Table 1.
Had these mortgage loan purchases related to the 75-day remittance cycle been reflected in March (similar to the 45-day remittance cycle), the total mortgage portfolio’s ending balance and annualized growth rate (Table 1) would have been $2,243,813 million and 0.7%, respectively.
(5)	On February 10, 2010, we announced that we would begin purchasing substantially all 120 days or more delinquent mortgages from our related fixed-rate and adjustable-rate (ARM) PCs, which totaled approximately $73 billion. The purchases of these loans from related PCs were reflected in the PC factor report published on March 4, 2010. To the extent that the purchases of mortgage loans from PCs relate to PCs held in the mortgage-related investments portfolio, they are not reflected as purchase activity in Table 2. Approximately $18 billion of these purchases relate to the 75-day remittance cycle and are not reflected as a purchase in our mortgage-related investments portfolio (Table 2) as cash payments occurred in April. Accordingly, April 2010’s purchases will include the cash payments related to the 75-day remittance cycle.
(6)	Includes purchases of Freddie Mac PCs and Structured Securities into the mortgage-related investments portfolio that totaled $1,984 million (based on unpaid principal balance) during March 2010. Beginning in March 2010, we classified net additions for delinquent mortgage loans and balloon/reset mortgages purchased out of PC pools as purchases. January and February 2010’s purchases have also been revised (previously amounts were reported as sales, net of other activity).
(7)	Mortgage purchase agreements reflects trades entered into during the month and includes: (a) monthly commitments to purchase mortgage-related securities for our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan purchase agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our purchase commitments may settle during the same month in which we have entered into the related commitment.
(8)	Mortgage sale agreements reflects trades entered into during the month and includes: (a) monthly commitments to sell mortgage-related securities from our mortgage-related investments portfolio, and (b) the amount of monthly mortgage loan sale agreements entered into during the month. Substantially all of these commitments are settled by delivery of a mortgage-related security or mortgage loan; the rest are net settled for cash. Our sales commitments may settle during the same month in which we have entered into the related commitment.
(9)	As of March 31, 2010, we had net unsettled purchase (sale) agreements of approximately ($2,160) billion. The ending balance of our mortgage-related investments portfolio as of March 31, 2010, after giving effect to these unsettled agreements and assuming we did not enter any other purchase (sale) agreements after March 31, 2010, would have been $751.2 billion.
(10)	Includes PCs, Structured Securities and tax-exempt multifamily housing revenue bonds and HFA bonds for which we provide a guarantee, as well as credit-related commitments with respect to single-family mortgage loans and HFA bonds held by third parties. Excludes Structured Securities for which we have resecuritized our PCs and Structured Securities. These resecuritized securities do not increase our credit-related exposure and consist of single-class Structured Securities backed by PCs, Structured Securities and principal-only strips. Notional balances of interest-only strips are excluded because this table is based on unpaid principal balance. Some of the excluded securities are modifiable and combinable REMIC tranches, where the holder has the option to exchange the security tranches for other pre-defined security tranches. Additional information concerning our guarantees issued through resecuritization can be found in our annual report on Form 10-K, dated February 24, 2010.
(11)	Represents principal repayments relating to PCs and Structured Securities, including those backed by non-Freddie Mac mortgage-related securities, securities issued by others that we guarantee, and single-family mortgage loans held by third parties that we guarantee. Also includes our purchases of delinquent mortgage loans and balloon/reset mortgage loans out of PC pools.
(12)	As of March 31, 2010, the ending balance of our PCs and Structured Securities, excluding outstanding long-term standby commitments, would have been $1,801 billion in Table 4.
(13)	Represents the combined balance and activity of our unsecured debt, including securities sold under agreements to repurchase and Federal funds purchased, based on the par values of these liabilities.
(14)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure as of period end while multifamily delinquencies are based on the UPB of mortgages 60 days or more delinquent or in foreclosure as of period end. Delinquency rates presented in Table 6 include mortgage loans underlying Structured Transactions, but exclude Structured Securities backed by either HFA bonds or Ginnie Mae Certificates as well as mortgage loans whose contractual terms have been modified under an agreement with the borrower as long as the borrower is less than 90 days delinquent under the modified contractual terms. Additional information concerning Structured Transactions can be found in our annual report on Form 10-K, dated February 24, 2010. Also see Tables 9 and 10 for more information about single-family delinquencies.
(15)	Other Investments consists of our cash and other investments portfolio, which as of March 31, 2010 consists of: $55.5 billion of cash and cash equivalents; $16.7 billion of federal funds sold and securities purchased under agreements to resell; and $33.1 billion of non-mortgage investments. Investments in non-mortgage securities are presented at fair value.
(16)	Our PMVS and duration gap measures provide useful estimates of key interest-rate risk and include the impact of our purchases and sales of derivative instruments, which we use to limit our exposure to changes in interest rates. Our PMVS measures are estimates of the amount of average potential pre-tax loss in the market value of our net assets due to parallel (PMVS-L) and non-parallel (PMVS-YC) changes in London Interbank Offered Rates (LIBOR). While we believe that our PMVS and duration gap metrics are useful risk management tools, they should be understood as estimates rather than precise measurements. Methodologies employed to calculate interest-rate risk sensitivity disclosures are periodically changed on a prospective basis to reflect improvements in the underlying estimation processes.
(17)	Excludes loans underlying fixed-rate 20-year, fixed-rate 40-year and balloon PCs, as well as certain conforming jumbo loans underlying non-TBA PCs. As of March 31, 2010, the outstanding UPB of mortgage loans in the categories that were 90 to 119 days delinquent was $197 million and that were 120 days or more delinquent was $130 million. An “N/A” indicates there were no loans underlying PCs issued in the specified PC category. Table 10 excludes loans greater than 120 days delinquent used to establish the April PC-factor, for which PC investors will receive principal payments at the scheduled payment date (45 or 75 day delay, as appropriate).
(18)	Loans in PCs with coupons less than 4.0% have been excluded. As of March 31, 2010, the outstanding UPB of mortgage loans that were 90 to 119 days delinquent for this category was $165 million and that were 120 days or more delinquent for this category was $1,331 million.
(19)	Represents loan-level UPB. The loan-level UPB may vary from the fixed-rate PC UPB primarily due to guaranteed principal payments made by Freddie Mac on the PCs. In the case of fixed-rate initial interest PCs, if they have not begun to amortize, there is no variance.
(20)	Delinquency rates (percent) are based on the number of loans in each category.
(21)	ARM PC coupons are rounded to the nearest whole or half-percent coupon. For example, the 5.0% PC Coupon category includes ARM PCs with coupons between 4.75% and 5.24%.

A glossary of selected Monthly Volume Summary terms is available on the Investor Relations page of our website, www.FreddieMac.com/investors.
The Monthly Volume Summary includes volume and statistical data pertaining to our portfolios. Inquiries should be addressed to our Investor Relations Department, which can be reached by calling (703) 903-3883 or writing to:
8200 Jones Branch Drive, Mail Stop 486,
McLean, VA 22102-3110
or sending an email to shareholder@freddiemac.com.

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